                           FIRST AMENDMENT TO LEASE


     This First Amendment to Lease dated as of this 1st day of January, 1997 by and between J.W.S. Partnership, an Illinois general partnership (hereinafter referred to as "Lessor") and Battery Network, Inc., an Illinois corporation (hereinafter referred to as "Lessee").

                                  WITNESSETH


     WHEREAS, Lessor and Lessee are parties to a certain Lease dated as of the 1st day of January, 1997 for the property commonly known as 4071 Albany Street, McHenry, Illinois for a five (5) year term commencing January 1, 1997 and ending on December 31, 2001; and

     WHEREAS, the parties hereto desire to amend the Lease to provide for an option for an additional five (5) year term upon the expiration of the initial five (5) year term of the Lease.

     NOW THEREFORE, in consideration of the mutual covenants and conditions in the Lease and as hereinafter contained, the parties agree as follows:

1.   The Lease is hereby modified to add the following Sections 3102:

          "3102. Lessee shall have the right, exercisable by giving written notice thereof to Lessor, at least six (6) months prior to the expiration of the primary term of this Lease to extend the term of this Lease for an additional term of five (5) years commencing on January 1, 2002 and expiring on December 31, 2006, upon all of the terms, covenants and conditions hereof except that the Minimal Annual Rental shall be determined as hereinafter set forth in
          Section 3102, provided that (i) Lessee shall not be in default pursuant to the terms of this Lease as of the date of such exercise and as of the commencement of such renewal term and (ii) there has been no prior termination of this Lease."

2.   The Lease is hereby modified to add the following Sections 3102:

          "3102. The Minimal Annual Rental payable during the option period shall be equal to the Minimal Annual Rental payable during the last year of the initial term of the Lease subject to an increase commencing with the first year of the option term in accordance with the provisions of Sections 301(a)(ii). Each successive year of the option term shall be subject to increase in accordance with the provisions of said Sections 301 (a)(ii)."

3. Except as modified herein all terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF the parties hereto have executed this First Amendment to Lease as of the date and year first above written.

                                               LESSOR:

                                               J.W.S. PARTNERSHIP

                                           /s/ Susan Grandt
                                               -------------------------
                                               Susan Grandt
                                               General Partner


                                               LESSEE:

                                               BATTERY NETWORK, INC.

                                           /s/ Susan Grandt
                                               ---------------------------
                                               Susan Grandt
                                               President

                                   L E A S E


         THIS LEASE, effective as of this 1st day of January, 1997, between J.W.S. PARTNERSHIP, an Illinois General Partnership (hereinafter referred to as "Lessor,") and BATTERY NETWORK, INC., an Illinois corporation, (hereinafter referred to as "Lessee").

                             W I T N E S S E T H:

                                   PREMISES
                                   --------

     SECTION 101. Lessor, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Lessee to be kept, observed and performed, does by these presents, demise and lease to Lessee, and Lessee hereby hires and lets from Lessor, the real estate commonly known as 4071 Albany Street, McHenry, Illinois 60050 and legally described on Exhibit A attached hereto and made a part hereof, together with all improvements now located and hereinafter located thereon.

     SECTION 102. Said real estate and improvements are sometimes herein referred to as "demised premises."


                                     TERM
                                     ----

     SECTION 201. The term of this Lease shall be for a period of five (5) years commencing on January 1, 1997, and terminating on December 31, 2001.

                                    RENTAL
                                    ------

     SECTION 301. Lessee agrees to pay as rental for the use and occupancy of the demised premises, at the times and in the manner hereinafter provided, the following sums of money:

          (a) MINIMUM ANNUAL RENTAL: For the purposes hereof, "Minimum Annual Rental" shall mean the amount provided in this Section 301, adjusted as provided in this Lease.

               (i) Lessee agrees to pay to Lessor without deduction or set-off of any kind, the sum of Sixty-Three Thousand Six Hundred and 00/100 ($63,600.00) Dollars per annum as Minimum Annual Rental for the leased premises, said Minimum Annual Rental to be payable in twelve (12) equal monthly installments of Five Thousand Three Hundred and 00/100 ($5,300.00) Dollars, in advance, upon the first day of each and every month during the term hereof, commencing on January 1, 1997 (the Rental Commencement) and, subject to the terms of this Lease, ending upon the termination date of this Lease. In the event such rental shall be determined to commence or end on a day other than the first day of last day respectively of a month, then the monthly installment of the Minimum Annual Rental for such partial month shall be prorated accordingly. All past due rentals, additional rentals, and/or other sums due to Lessor under the terms of this Lease shall bear interest from the due date until paid by Lessee, at a rate equal to the then published prime rate of The First National Bank of Chicago plus two percent (2%) (such rate of interest is hereinafter referred to as the "Default Rate"); and such interest shall be deemed to be additional rental. All rentals provided for in this Lease (those hereinafter stipulated as well as said Minimum Annual Rental) shall be paid or mailed to:

                              J.W.S. PARTNERSHIP
                               3731 Pitzen Road
             McHenry, Illinois 60050, Attention: Ms. Susan Grandt

or to such other payee or address as Lessor may designate in writing to Lessee. Payments shall be deemed made only upon receipt by such payee at such address.

               (ii) The Minimum Annual Rental shall be increased on each anniversary of the Rental Commencement Date commencing with the second anniversary of the Rental Commencement Date by an amount equal to the percent increase of the Consumer Price Index (All items - Chicago-Gary-Lake County, 1982-84 = 100) ("Index") as published by the United States Department of Labor, Bureau of Labor Statistics, for the "Comparison Month" (described below) over the Index for the calendar month ("Base Month") which is two (2) months prior to the first (1st) anniversary of the Rental Commencement Date. The Base Month Index shall be compared with the Index for the month which is two (2) months prior to the applicable anniversary of the Rental Commencement Date ("Comparison Month"). If the Index for any Comparison Month is higher than the Base Month Index, then the Minimum Annual Rental for the lease year following the Comparison Month shall be increased commencing on each anniversary of the Rental Commencement Date by a percentage which shall be calculated by dividing that number which represents the difference when subtracting the Base Month Index from the Index for any Comparison Month by the Base Month Index. In no event, shall the Minimum Annual Rental be less than 100% of the Minimum Annual Rent payable during the preceding year. If said increase is determined after the rental has been paid for the month of the anniversary of the Rental Commencement Date or subsequent months, Lessee shall pay to Lessor the amount of any shortage upon demand. Should said Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, then Lessor shall adopt a substitute Index or substitute procedure which reasonably reflects and monitors consumer prices.


                             TAXES AND ASSESSMENTS
                             ---------------------


     SECTION 401: Lessee further agrees to pay as additional rent for the demised premises, all taxes and assessments, general and special, water rates, condominium assessments (if applicable), and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the demised premises or any part thereof or upon any building or improvements at any time situated thereon, accruing or becoming due and payable during the term of this Lease and any extension thereof provided, however, that the general taxes levied against the demised premises shall be prorated between Lessor and Lessee as of the date of expiration of said term for the last year of the term hereof and any extension thereof, all on the basis of the then last available tax bills.

     SECTION 402. Nothing herein contained shall be construed to require Lessee to pay any franchise, inheritance, estate, succession or transfer tax of Lessor or any income or excess profits tax assessed upon or in respect of any income of Lessor or chargeable to or required to be paid by Lessor unless such tax shall be specifically levied against the gross income of Lessor derived from the rent by this Lease reserved, expressly and as and for a specific substitute for the real estate taxes, in whole or in part, upon the demised premises or the improvements situated thereon, in which event said rent shall be considered as the sole income of Lessor.

     SECTION 403. Upon written request, Lessee further agrees to deliver to Lessor duplicate receipts or photostatic copies thereof showing the payment of all said taxes, assessments and other impositions within thirty (30) days after the due date for payment.

     SECTION 404. Lessor shall, at her option, have the right at all times during the term hereof to pay any such taxes, assessments or other charges or impositions not paid by Lessee within thirty (30) days after the due date thereof, and the amounts so paid, including reasonable expenses, interest and penalties, if any, shall be so much additional rent due at the next rent day after any such payments, with interest at The First National Bank of Chicago's then prime rate plus two percent (2%) per annum from the date of payment thereof.

     SECTION 405. Lessee shall not be required to pay any tax, assessment, tax lien or other imposition or charge upon or against said demised premises or any part thereof or the improvements at any time situated thereon so long as Lessee shall, in good faith and with due diligence, contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the tax, assessments, tax lien or other imposition or charge so contested, provided that, pending any such legal proceedings Lessee shall give Lessor such reasonable security as may be demanded by Lessor to ensure payment of the amount of the tax, assessment, tax lien or other imposition or charge, and all interest and penalties thereon.

     SECTION 406. In the event that Lessee at any time institutes suit to recover any tax, assessment, tax lien or other imposition or charge paid by Lessee under protest in Lessor's name, Lessee shall have the right at its own sole expense, to institute and prosecute such suit or suits in Lessor's name, in which event Lessee covenants and agrees to indemnify Lessor and save her harmless from and against all costs, charges or liabilities in connection with any such suit. All funds recovered as a result of any such suit shall belong to Lessee.


                                 USE
                                 ---

     SECTION 501. The demised premises may be used and occupied for assembly, warehouse, office and related business purposes, provided, however, that if the use thereof is other than assembly, warehouse, office and related business purposes, then notwithstanding anything to the contrary hereinbefore or hereinafter stated, if said use causes wear and tear to the leased premises over and above the wear and tear the premises would have been subject to if used for assembly, warehouse, office and related purposes, then Lessee shall restore the premises at the end of the term or any extended term to the same condition as the premises would have been had they been used for assembly, warehouse, office and related purposes.

     Lessee shall not use or occupy the demised premises or permit the demised premises to be used or occupied contrary to any statute rule, order, ordinance, requirement or regulation applicable thereto or in any manner which would violate any certificate of occupancy affecting the same, or which cause structural injury to the improvements or preclude the obtaining of insurance as required under the terms of this Lease or cause the value or usefulness of the demised premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Lessee agrees that it will, promptly upon discovery of any such use, take all necessary steps to compel the discontinuance of such use and to oust the principal occupant guilty of such use.

                                   UTILITIES
                                   ---------

     SECTION 601. Lessee agrees to pay or cause to be paid all charges for gas, water, electricity, light, heat or power, telephone or other communication service used, rendered or supplied upon or in connection with the demised premises throughout the term of this Lease, (and if any of the foregoing are not paid when due the same shall constitute additional rent under this Lease), and to indemnify Lessor and save her harmless against any liability or damages on such account. Lessee further shall, at its sole cost and expense, procure any and all necessary permits, licenses or other authorizations required for the lawful and proper installation and maintenance upon the demised premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such service to and upon the demised premises.


                      REPAIR AND MAINTENANCE OF PREMISES
                      ----------------------------------

     SECTION 701. Lessee shall be responsible for repairs to the building systems, foundation, roof and structural members of the demised premises and for structural repairs to the exterior walls. Lessee represents that it has inspected the demised premises and accepts the demised premises in the condition it is in at the commencement of this Lease and shall maintain said demised premises in the same condition, order and repair as it is at said time.

     SECTION 702. Lessee covenants through the term of this Lease, at Lessee's sole cost and expense, to take good care of the demised premises, the buildings and improvements now or at any time erected thereon, including but not limited to the equipment, fixtures, motors and machinery thereof, and the parking areas, sidewalks, fences and vaults, if any, and to keep the same in good order and condition (except for reasonable wear), and shall promptly, at Lessee's own cost and expense, make all necessary repairs, structural and nonstructural, ordinary as well as extraordinary, foreseen as well as unforeseen. The term "repairs" and "maintenance" shall include replacements or renewals when necessary, and all such repairs made by Lessee shall be equal in quality and class to the original work. At the termination of this Lease, Lessee shall surrender the premises in the same condition as when received, except for reasonable use and natural wear.

     SECTION 703. All work done in connection with any repairs or alterations shall be done in good and workmanlike manner and in compliance with building and zoning ordinances, and with all other applicable laws, ordinances, rules, regulations and requirements of all federal, state and municipal governments or appropriate departments, commissions, boards and officers thereof, and in accordance with the rules, orders and regulations of the fire underwriters. Lessee shall provide lien waivers to Lessor and any other documentation which may be reasonably required by any title company examining same to ensure prompt and full payment for any such repairs.

     SECTION 704. Lessor shall have the right at all times by its duly authorized agents to go upon and inspect the demised premises during reasonable business hours except in emergency situations, and Lessor may make demand in writing upon Lessee to make any necessary repairs to the demised premises, which are the obligation of Lessee. In the event that Lessee shall fail to make any such repairs within thirty (30) days after notice by Lessor, Lessor may enter upon the demised premises and cause such repairs to be made, and charge the cost thereof to Lessee as additional rental with all the rights and remedies hereinafter provided for the collection of rents, provided, however, such payments must be reimbursed to Lessor within ten (10) days after Lessee's receipt of invoices for such work and payments not made within such ten (10) day period shall bear interest at a per annum rate equal to the First National Bank of Chicago's then prime rate plus two percent (2%) from the date when the same was due hereunder until the same shall be paid. Nothing herein shall imply any duty upon the part of the Lessor to do any such work, which, under provision of this Lease, Lessee shall be required to perform and the performance thereof by Lessor shall not constitute a waiver of Lessee's default in failing to perform the same. Lessor may, during the progress of any work in the demised premises, keep and store upon the demised premises all necessary materials, tools and equipment. Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damages to Lessee by reason of making repairs or the performance of any work in the demised premises during the course thereof, and the obligation of Lessee under this Lease shall not thereafter be affected in any manner whatsoever. Lessor agrees, however, in connection with the doing of any such work, to cause as little inconvenience, annoyance, disturbance, loss of business or other damage to Lessee as may reasonably be possible in the circumstances.


                        LIABILITY AND BOILER INSURANCE
                        ------------------------------

     SECTION 801. Lessee further agrees that it will at all times during the term hereof, carry and maintain, for the mutual benefit or Lessor and Lessee, general public liability insurance against claims for personal injury, sickness or disease, including death and property damage in, on or about the demised premises, or in, on or about the streets, sidewalks or premises adjacent to the demised premises, such insurance to afford protection to the limit of not less than One Million and 00/100 Dollars ($1,000,000.00) bodily injury and property damage per occurrence. Lessee shall furnish Lessor with a duplicate certificate or certificates of such insurance policy or policies naming Lessor and its beneficiary as additional insured. All such insurance shall be procured from a responsible company or companies reasonably satisfactory to Lessor and authorized to do business in the state where the demised premises are located and may be obtained by Lessee by endorsement on its blanket insurance policies, provided the insurance company or companies are reasonably satisfactory to Lessor. All such policies shall provide that the same may not be canceled or altered except upon thirty (30) days' prior written notice to Lessor.


                                FIRE INSURANCE
                                --------------

     SECTION 901. Lessee shall, at all times during the term of this Lease, at its expense, keep in effect, insurance on all buildings and improvements on the demised premises against loss by fire, the risks covered by what is commonly known as "extended coverage," malicious mischief and vandalism, in an amount equal to the replacement value, excluding foundation, from time to time, of such buildings and improvements. The policy or policies evidencing such insurance shall be written by a company or companies reasonably satisfactory to Lessor and authorized to do business in the state where the demised premises are located, and shall provide that losses shall be paid to said Lessor and Lessee. The deductible on Lessee's fire insurance shall not exceed $1,000.00. Lessor and its beneficiary shall be named as loss payee on said policy. The policy shall contain a waiver by the insurance company of recourse against Lessor and Lessee and their officers and agents because of any act or negligence of Lessor or Lessee and shall further provide that the same shall not be canceled or altered except upon ten (10) days prior written notice to Lessor and to its mortgagee.

     SECTION 902. In case Lessee shall at any time fail, neglect or refuse to insure such buildings and improvements and to keep the same insured as hereinabove provided, then Lessor may, at her election, procure or renew such insurance, and any amounts paid therefor by Lessor shall be so much additional rental due at the next rent day after any such payment, with interest at a per annum rate equal to The First National Bank of Chicago's then prime rate, plus two (2%) percent, from the date of payment thereof.

     SECTION 903. It is further agreed that, in the event of loss under any such policy or policies, the insurance proceeds shall be deposited into an escrow at Chicago Title Insurance Company and paid out during the course of Lessee's repairs and rebuilding upon deposit of proper lien waiver documentation and architects' certificates, and providing the terms of Section 1002 shall be complied with, for the expense of repairing or rebuilding the buildings or improvements which have been damaged or destroyed, provided, however, that it shall first appear to the reasonable satisfaction of Lessor that the amount of insurance money in its hands shall at all times be sufficient to pay for the completion of said repairs and rebuilding; and upon the completion of said repairs or rebuilding, free from all liens of mechanics and materialmen and others, any surplus of insurance money shall be paid to Lessor. In the event the insurance proceeds are not sufficient to complete the repairs or rebuilding, Lessee shall immediately deposit with Lessor a sum sufficient to increase the monies on deposit to an amount equal to the cost or repairing or rebuilding the buildings or improvements. The cost of said escrow shall be paid by Lessee.

                             DAMAGE OR DESTRUCTION
                             ---------------------

     SECTION 1001. Lessee further agrees that in case of damage to or destruction of any building or improvements on the demised premises or of the fixtures and equipment therein, by fire or other casualty, it will promptly repair, restore or rebuild the same to a condition equal to or greater than existed immediately prior to such damage. Lessor shall cooperate with Lessee in the event the damage is caused by an insurable risk and shall make available to Lessee for said repair or rebuilding the entire insurance proceeds arising out of such damage or destruction. Rent shall not abate during the period of such repair, restoration or rebuilding or if the improvements are not tenantable because of such damage or destruction.

     SECTION 1002. Before commencing such repairing, restoration or rebuilding, involving an estimated cost of more than One Hundred Thousand and 00/100 Dollars ($100,000.00), (a) plans and specifications therefor shall have been submitted to and approved by Lessor, provided, however, that Lessor shall not unreasonably withhold nor delay its approval and further provide that Lessor shall be deemed to have approved such plans and specifications if they provide for repair, restoration or rebuilding to a condition substantially similar to the condition existing prior to the occurrence of the damage or destruction; (b) Lessee shall have furnished to Lessor, an estimate of the cost of the proposed work certified by a licensed architect by whom such plans and specifications shall have been prepared; and (c) Lessee shall establish a construction escrow at Chicago Title Insurance Company and otherwise comply with the terms and provisions of Section 903.

                                     LIENS
                                     -----

     SECTION 1101. Lessee shall not do any act which shall in any way encumber the title of Lessor in and to said demised premises nor shall the interest or estate of Lessor in said demised premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Lessee, and any claim to or lien upon said demised premises arising from any act or omission of Lessee shall accrue only against the leasehold estate of Lessee and shall in all respects be subject and subordinate to the paramount title and rights of Lessor in and to said premises and the buildings and improvements thereon.

     Lessee will not permit the demised premises to become subject to any mechanic's, laborers' or materialmen's lien on account of labor or materials furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the demised premises by or at the direction or sufferance of Lessee; provided, however, that Lessee shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Lessee shall give to Lessor reasonable security to ensure payment thereof and to prevent any sale, foreclosure or forfeiture of the demised premises by reason of nonpayment thereof; provided on final determination of the lien or claim for lien, Lessee will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied. Lessee shall remove or bond over any such lien claim within thirty (30) says after receipt of written notice from Lessor.

     SECTION 1102. In case Lessee shall fail to contest the validity of any lien or claimed lien and give security to Lessor to ensure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Lessor may, at its election (but shall not be required so to do) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same) and any amounts advanced by Lessor for such purposes shall be so much additional rental due from Lessee to Lessor at the next rental day after any such payment, with interest at a per annum rate equal to The First National Bank of Chicago's then prime rate, plus two (2%) percent, from the date of payment thereof.


                                 CONDEMNATION
                                 ------------

     SECTION 1201. In the event the whole of the demised premises shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, then the term of this Lease shall terminate when possession of the demised premises shall be required for such use or purpose.

     SECTION 1202. In the event only a portion of the demised premises shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, and as a result thereof this Lease may not be terminated as per the terms of Section 1203 by Lessee as to a portion of the demised premises, then Lessor at her sole cost and expense shall repair and restore the demised premises to a condition substantially similar to the condition which existed prior to the taking, which restoration shall take place after Lessor has been paid the condemnation proceeds. Further the annual net rental due under the terms of this Lease shall be reduced on a pro rata basis based upon the reduction of square footage of the building from the size of the original building.

     SECTION 1203. In the event in excess of fifty (50%) percent of the square footage of the building shall be taken for public or quasi-public purposes, and the remaining portion of any such parcel is not suitable for the purpose for which it is then being used, then Lessee shall have the option of terminating this Lease on the date possession of the parcel or parcels is surrendered to the governmental agency condemning the same, by giving written notice to Lessor of its election so to do, which notice must be given within sixty (60) days of the date of the notice given to the parties of such condemnation. In the event such option to terminate is not so exercised within the sixty (60) day period, then it cannot be exercised thereafter but the annual net rental due under the terms of this Lease shall be reduced on a pro rata basis based upon the reduction of square footage from the size of the original parcel. Also, if such option to terminate is not so exercised Lessor shall, at its sole cost and expense, repair and restore as set forth in
Section 1202.

     It is further understood and agreed that anything notwithstanding stated in Section 1203 Lessor shall not be required to restore any leasehold improvements to which Lessee will be entitled to a portion of the award as specified in Section 1204 of this Lease.

     SECTION 1204. It is expressly agreed and understood that all sums awarded or allowed for such taking of said leased premises or any part thereof, or for damages for such taking, or paid in lieu thereof, shall belong to Lessor, and the same are hereby assigned to Lessor, and Lessee shall have no interest in or claim to such award, or any part thereof, whether such award shall be for the taking of such property or for damages or otherwise. Lessee may, at its own expense, take independent proceedings against the public authority exercising the power of Eminent Domain, to prove and establish any damage Lessee may have sustained.


                                 RENT ABSOLUTE
                                 -------------

     SECTION 1301. Except as otherwise specifically provided herein, damage to or destruction of any portion or all of the buildings, structures and fixtures upon the demised premises, by fire, the elements or any other cause whatsoever, whether with or without fault on the part of Lessee, shall not terminate this Lease or entitle Lessee to any abatement of or reduction in the rent payable, or otherwise affect the respective obligations of the parties hereto, any present or future law to the contrary notwithstanding. If the use of demised premises for any purpose should at any time during the term of this Lease, be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this Lease shall not, except as otherwise specifically provided herein, be thereby terminated, nor shall Lessee be entitled by reason thereof to surrender the demised premises or to any abatement or reduction in rent.


                             ASSIGNMENT AND SUBLET
                             ---------------------

     SECTION 1401. Lessee shall not have the right without the written consent of Lessor to assign this Lease or to sublet all or any portion or portions of the demised premises, provided, however, such consent shall not be unreasonably withheld. In the event of any assignment, letting or subletting, Lessee shall remain liable to Lessor for the performance of all the obligations imposed on Lessee under the terms of this Lease, and with such assignee or sublessee shall be jointly and severally bound to abide by the terms of this Lease, and said

Lessee shall obtain from its assignee or sublessee such forms or other documents as may be reasonably required by Lessor to bind such assignee or sublessee, together with Lessee, to the terms and obligations of this Lease. No sublessee or assignee shall have the right to pay the mortgage on the premises directly to the Mortgagee or the right to exercise the right of first refusal, the right of first offer or the rights to extend the term of the lease.

     SECTION 1402. Lessor shall have the absolute right to sell, assign, transfer, set over and convey any or all of its right, title and interest in and to this Lease, including the rent to accrue hereunder.


                           RESPONSIBILITY OF LESSEE
                           ------------------------

     SECTION 1501. Lessee agrees to indemnify and save harmless Lessor against and from any and all claims, costs, losses, expenses and fees by or on behalf of any person or persons, firm or firms, corporation or corporations, municipality, state or federal agency or entity, arising from the conduct or management of or from any work or thing whatsoever, done in or about the demised premises during the term hereof and to further indemnify and save Lessor harmless against and from any and all claims, costs, losses, expenses and fees arising during the term of this Lease from the demised premises, or any vaults, passageways or spaces therein or appurtenant thereto, or signs affixed to the demised premises, or arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed pursuant to the terms of this Lease or arising from any act of negligence of Lessee, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the term of this Lease in or about the demised premises, or upon or under the sidewalk and the land adjacent thereto, and from and against all costs, counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, covenants to resist or defend such action or proceeding, with counsel reasonably acceptable to Lessor, provided, however, that Lessee shall not be liable for acts or omissions of Lessor, its agents or employees.


                           INDEMNITY FOR LITIGATION
                           ------------------------

     SECTION 1601. Lessee further agrees to pay all costs and expenses, including attorneys fees, which may be incurred by or imposed on Lessor in enforcing this Lease, and if paid by Lessor, shall be so much additional rent due on the next rent date after such payment together with interest at a per annum rate equal to The First National Bank of Chicago's then prime rate, plus two (2%) percent, from the date of payment thereof. Anything to the contrary notwithstanding under Section 1601, the Lessee's obligation to pay costs, expense and attorneys' fees as provided in this section shall apply only if Lessor is successful in any litigation involving the enforcement of this Lease by Lessor. Lessor shall be obligated to pay all Lessee's costs, expenses and attorneys' fees incurred by Lessee because of Lessee, through no fault of Lessee, becoming a defendant in any litigation arising out of this Lease.


                             ESTOPPEL CERTIFICATE
                             --------------------

     SECTION 1701. Lessee further agrees at any time and from time to time, upon not less than ten (10) days prior written request by Lessor, to execute, acknowledge and deliver to

Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect if such be the case (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications) and the date to which the rental and other charges have been paid in advance, if any, and such other representations as may be reasonably requested by Lessor, it being intended that any such statement delivered pursuant to this Section 1701, may be relied upon by a prospective purchaser of the fee, or mortgagee or assignee of any mortgage upon the fee of the demised premises.


                                  ALTERATIONS
                                  -----------

     SECTION 1801. Lessee shall not make any exterior or interior, structural alterations, improvements or additions to the demised premises without the prior written consent of Lessor, which consent will not be unreasonably withheld. Lessee shall pay the entire cost of all such alterations, improvements or additions. All alterations, improvements, additions or fixtures installed upon the premises shall remain upon the premises at the expiration or sooner termination of this Lease and become the property of Lessor, excepting such trade fixtures that are susceptible of removal without structural damage or injury to said premises, provided such removal shall not damage the premises in such manner as to reduce its value and that Lessee shall restore as hereinafter provided. In the event of the removal of any such trade fixtures, Lessee shall place that portion of the demised premises in the same condition as prior to the installation or placement thereof. Lessor may, upon the termination of this Lease, give written notice to Lessee to remove, and thereupon Lessee shall remove such alterations, improvements and additions, and restore the premises to the same good order and condition in which they were prior to the making of such alterations, additions or improvements, except for reasonable use and natural wear.

     SECTION 1802: Lessor may require, as a condition for its consent to the making of any exterior and interior alterations, additions or improvements, Lessee's compliance with Section 1002 and proof of the procurement of all municipal permits and other governmental permits for such alteration, approval of Lessor of detailed plans and specifications for any structural change or alterations, which approval shall not be unreasonably withheld, and satisfactory guarantee against mechanics' liens. Lessor may also require proof of workmen's compensation, public liability and property damage insurance in amounts and in companies reasonably satisfactory to Lessor, including insurance coverage for Lessor and its beneficiary from all major contractors employed for such alterations. All payments for such work shall be processed in the manner set forth in Section 903 through an escrow at Chicago Title Insurance Company.

     SECTION 1803. In the event Lessor has consented to Lessee's alteration, Lessee shall submit to Lessor copies of all architectural, structural and mechanical drawings, plans and specifications for the proposed work, as well as copies of all contracts let or to be let for the work.


                               DISPLAY OF SIGNS
                               ----------------

     SECTION 1901. Lessor is hereby given the right, during usual business hours to enter and inspect the demised premises and to exhibit the same to prospective purchasers. Lessor shall also have the right, during the last six
(6) months of the term of this Lease, to display the usual "for sale" or "for rent" signs in such manner as to not unreasonably interfere with

Lessee's business, and the Lessee agrees that such signs may remain unmolested upon the demised premises.

     SECTION 1902. Lessee shall have the right to install, maintain and display upon the demised premises such inside and outside signs as Lessee may reasonably deem necessary or desirable for the carrying on of its business, provided that such signs shall be restricted to those advertising Lessee's name or the products manufactured or sold by Lessee, and shall comply with all local, county or state laws, or any regulations and restrictions applicable thereto. Lessee agrees that all signs installed by it shall not hinder the obtaining of any liability or fire insurance required under the terms of this Lease and shall not create any damage to the premises being leased at the time of installation. Further, Lessee agrees that at the time this Lease is terminated, Lessee shall remove the signs upon request by Lessor and repair or replace at Lessee's cost any damage done by installation thereof, normal wear and tear excepted.

     SECTION 1903. It is expressly understood and agreed that this Lease shall be subject and subordinate to any mortgage or mortgages or deed of trust now upon the demised premises and be subject and subordinate to any first mortgage hereafter placed upon the demised premises by Lessor. Lessee agrees to execute, if the same is required within ten (10) days of submission to Lessee, any and all instruments in writing which may be requested by Lessor to subordinate Lessee's rights acquired by the Lease to the lien of any mortgage described herein.

                            NON-LIABILITY OF LESSOR
                            -----------------------

     SECTION 2001. To the extent permitted by law, Lessor shall not be liable to Lessee or to its officers, agents and employees for any injury done or occasioned by wind or by or from any defect of plumbing, electric wiring or of insulation thereof, gas pipes, water pipes or steam pipes, or from broken stairs, railings or walks, or from the backing up of sewer pipe or downspout, or from the bursting, leaking or running of any tank, tub, washstand, water closet or waste pipe, drain, or any other pipe or tank in, upon or about the premises or the building of which they are a part nor from the escape of steam or hot water from any radiator, it being agreed that said radiators are under the control of Lessee, nor for any such damage or injury occasioned by water, snow or ice being upon or coming through the roof, skylight, trap door, stairs, walks or any other place upon or near the premises, or otherwise, nor for any such damage or injury done or occasioned by the falling of any fixture, nor for any damage or injury arising from any act, omission, or negligence of other persons, occupants of adjoining or contiguous buildings or of owners of adjacent or contiguous property, or of Lessor's agents, employees or officers, all claims for any such damage or injury being hereby expressly waived by Lessee.


                         COVENANT OF QUIET POSSESSION
                         ----------------------------

     SECTION 2101. The Lessee, upon the payment of the rent herein reserved and upon the performance of all the terms of this Lease, shall at all times during the lease term and during any extension or renewal term peaceably and quietly enjoy the leased property without any disturbance from the Lessor or from any other person claiming through the Lessor.

                         DEFAULT AND LESSOR'S REMEDIES
                         -----------------------------

     SECTION 2201. The following events shall constitute a default by Lessee:

          (a) Failure to pay any of the rentals or other monies provided to be paid herein within five (5) days after the due date for payment of rentals or other monies due to Lessor;

          (b) Failure to pay, when due, any taxes, assessments or other charges as required herein, unless in the case of taxes or assessments there be a permissive contest as authorized in this Lease;

          (c) Failure to observe or perform any other covenants, conditions, agreements or provisions hereof, which are not remedied within thirty
     (30) days after notice of such default in writing from Lessor or in the case of such covenants, conditions, agreements or provisions which are not capable of being remedied within thirty (30) days, the failure to diligently proceed to remedy such covenant, condition, agreement or provision continuously to completion;

          (d) If Lessee makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for all or for a major part of its property;

          (e) If a trustee or receiver is appointed for Lessee or for the major part of its property and is not discharged within ninety (90) days after such appointment;

          (f) If bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for the relief of debtors is instituted by or against Lessee, and if instituted against

     Lessee, is allowed against Lessee, or is consented to, or is not dismissed within ninety (90) days after such institution;

     SECTION 2202. In the case of any default as hereinabove provided, Lessor may, at her option, exercise any one or more of the following remedies:

          (a) Lessor may terminate this Lease by giving to Lessee notice of Lessor's intention so to do, in which event the term of this Lease or any renewal thereof shall end, and all right, title and interest of Lessee hereunder shall expire on the date stated in such notice, which shall not be less than ten (10) days after the date of the notice by Lessor of her intention so to terminate;

          (b) Lessor may terminate the right to Lessee to possession of the premises by giving notice to Lessee that Lessee's right of possession shall end on the date stated in such notice, which shall not be less than ten (10) days from the date of such notice, whereupon the right of Lessee to the possession of the premises or any part thereof shall cease on the date stated in such notice;

          (c) Lessor may enforce the provisions of this Lease and may enforce and protect the rights of Lessor hereunder by actions in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy.


     SECTION 2203. If Lessor exercises either of the remedies provided for in
Section 2202(a) or 2202(b) aforesaid, Lessor may then or at any time thereafter reenter and take complete and peaceful possession of the premises, with process of law, and may remove all persons therefrom, and Lessee covenants in any such event peacefully and quietly to yield up and surrender the premises to Lessor.

     SECTION 2204. If Lessor terminates the right of possession as provided in
Section 2202(a) or 2202(b), Lessor may reenter the premises and take possession of all thereof (including any and all equipment and apparatus thereon), may remove any portion of the equipment, machinery, or apparatus thereon which Lessor elects so to do, and shall, sublet or re-let, for the account and benefit of Lessee, the premises or any part thereof from time to time for all or any part of the unexpired part of the then term hereof, or for a longer period for such reasonable rents and on such reasonable terms and conditions and to such persons and for such periods as may seem reasonably fit to Lessor. Lessor agrees to accept or receive any reasonable tenant offered by Lessee. Lessor may collect the rents from such re-letting or subletting, and apply the same, first, to the payment of the expenses of reentry and re-letting, including commissions to agents, and such expenses as Lessor may have incurred in putting the premises in good order and condition, or preparing or altering the same for re-letting, and all other expenses and charges paid, assumed or incurred by Lessor in or about re-letting the premises, and, secondly, to the fixed dollar rentals herein provided to be paid by Lessee, and in the event that the proceeds of such re-letting or subletting are not sufficient to pay in the foregoing, Lessee shall remain and be liable therefor, and Lessee promises and agrees to pay the amount of any such deficiency from time to time on the demand of Lessor, and Lessor may at any time and from time to time sue and recover judgment for any such deficiency or deficiencies. Any such re-letting may be for the remainder of the term or any renewal term of this Lease or for a longer or shorter period.

Lessor shall be entitled, notwithstanding any other provision of this Lease, or Lessee's estate, to the extent permitted by law, the amount of damages which Lessor sustains by reason of Lessee's default, including the right to recover the difference between the total rent, taxes and charges which the Lessor is able to obtain in a new lease for the balance of the term. The acceptance of a tenant by Lessor, in place of Lessee, shall not operate as a cancellation hereof, nor release Lessee from the performance of any covenant, promise or agreement herein contained, and performance by any substituted tenant by the payment of rent, or otherwise, shall constitute only satisfaction pro tanto of the obligations of Lessee arising hereunder.

     SECTION 2205. In the event of the termination of this Lease by Lessor as provided for in Section 2202(a) hereof, Lessor shall be entitled to recover from Lessee all the fixed dollar rentals accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Lessee, or for which Lessee is liable or in respect to which Lessee, under any of the provisions hereof, has agreed to indemnify Lessor, which may be then owing and unpaid, and all costs and expenses, including court costs and reasonable attorneys' fees incurred by Lessor in the enforcement of her rights and remedies hereunder. In addition, Lessee shall pay to Lessor as damages the discounted present value (at the then Federal Reserve Bank discount rate) of the aggregate rent and other charges during the period commencing with the termination date and ending on the expiration date of this Lease.

                              NOTICES OR DEMANDS
                              ------------------

     SECTION 2301. All notices to or demands upon Lessor or Lessee desired or required to be given under any of the provisions hereof, shall be in writing. Any notice or demand from Lessor to Lessee shall be deemed to have been fully and sufficiently given if a copy thereof has been delivered personally, or mailed by United States registered or certified mail, return receipt requested, in an envelope properly stamped and addressed to Lessee at _____________________________________, or at such other address as Lessee may theretofore have furnished by written notice to Lessor; with a copy of any such notice to Leo Silverstein, Brock, Fensterstock, Silverstein, McAuliffe & Wade, L.L.C., One Citicorp Center, 153 E. 53rd Street, 56th Floor, New York, NY 10022, and any notice or demand from Lessee to Lessor shall be deemed to have been duly and sufficiently given if a copy thereof has been delivered personally or mailed United States registered or certified mail, return receipt requested, in an envelope properly stamped and addressed to Lessor at 3731 Pitzen Road, McHenry, Illinois, 60050, or at such other address as Lessor may theretofore have furnished by written notice to Lessee, and a copy to Michael R. Wolfe, Berger, Newmark & Fenchel, P.C., 222 N. LaSalle, Suite 1900, Chicago, IL 60601.


                         COVENANTS OF LEASE EXTEND TO
                       ASSIGNS, SUCCESSORS & TRANSFEREES
                       ---------------------------------

     SECTION 2401. All of the covenants, agreements, conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     SECTION 2402. The term "Lessor" as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the demised premises, and in the event of any transfer or transfers of the title to such fee, Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed; provided that any funds in the hands of such Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be turned over to the grantee, and any amount then due and payable to Lessee by Lessor or the then grantor under any provisions of this Lease, shall be paid to Lessee.


                                TIME OF ESSENCE
                                ---------------

     SECTION 2501. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

                                MISCELLANEOUS
                                -------------

     SECTION 2601. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limited in any way the scope or intent of the provisions hereof.

     SECTION 2602. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     SECTION 2603. This Lease shall be construed and enforced in accordance with the laws of the State of Illinois.

     SECTION 2604. Lessee hereby waives any and all rights it may have to demand a jury trial in any proceedings arising out of this Lease.

     SECTION 2605. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No owner of the demised premises shall be liable under this Lease except for breaches of Lessor's obligations occurring while owner of the demised premises. The obligations of Lessor shall be binding upon the assets of Lessor which comprise the demised premises but not upon other assets of Lessor. No individual partner, member, trustee, employee, or beneficiary of Lessor shall be personally liable under this Lease and Lessee shall look solely to Lessor's interest in the demised premises in pursuit of its remedies upon an event of default hereunder, and the general assets of Lessor and its partners, members, trustees, stockholders, officers, employees or beneficiaries of Lessor shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee.

     SECTION 2606. All waivers shall be in writing and signed by the waiving party. Lessor's failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent Lessor from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Lessee or in a letter accompanying a payment check shall be binding on Lessor. Lessor may, with or without notice to Lessee, negotiate such check without being bound by to the conditions of such statement.

     SECTION 2607. If Lessee is a corporation, each person signing this Lease on behalf of Lessee represents and warrants that (s)he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Lessee shall deliver to Lessor a certified copy of a resolution of Lessee's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Lessor.

     SECTION 2608. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Lessor's delivery of this Lease to Lessee shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

     SECTION 2609. All representations and warranties of Lessor and Lessee shall survive the termination of this Lease.

     SECTION 2610. Lessor and Lessee expressly agree that there are and shall be no implied warranties of merchantability, habitability, suitability, fitness for a particular purpose or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease without limiting the generality of the foregoing, Lessee expressly acknowledges that Lessor has made no warranties or representations concerning any Hazardous Materials or other environmental matters affecting any part of the Property and Lessor hereby expressly disclaims and Lessee waives any express or implied warranties with respect to any such matters.

     SECTION 2611. Lessee represents and warrants to Lessor that there are no agents, brokers, finders or other parties with whom Lessee has dealt who may be entitled to any commission or fee with respect to this Lease or the demised premises. Lessee agrees to indemnify and hold Lessor harmless from any claim, demand, cost or liability, including, without limitation, attorneys' fees and expenses, asserted by any party based upon dealings of that party with Lessee.

     SECTION 2612. Lessee shall accept the demised premises and the Premises in their condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation as to the condition of the demised premises or the suitability of the demised premises for Lessee's intended use. Lessee represents and warrants that Lessee has made its own inspection of and inquiry regarding the condition of the demised premises and is not relying on any representations of Lessor or any Broker with respect thereto.

     SECTION 2613. Lessee shall cause a Guaranty in form and substance, as attached hereto and made a part hereof as Exhibit B, to be executed by the Guarantor named herein. Any dishonor or purported repudiation of said Guaranty by, or insolvency, bankruptcy or dissolution of said Guarantor shall be a default hereunder.


                           REMEDIES TO BE CUMULATIVE
                           -------------------------

     SECTION 2701. No remedy herein or otherwise conferred upon or reserved to Lessor, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Lessor may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Lessor to exercise any right or power arising from any default, shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

     SECTION 2702. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant.

     SECTION 2703. Neither the rights herein given to receive, collect, sue for or distrain for any rent or rents, moneys or payments or to enforce the terms, provisions and conditions of this Lease, or to prevent the breach or nonobservance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Lessor to declare the term hereby granted ended, and to terminate this Lease as provided for in this Lease, because of any default in or breach of the covenants, provisions or conditions of this Lease.

     SECTION 2704. In the event Lessor shall fail to pay any sum due under any mortgage upon the demised premises to which this Lease is subordinate, or commit any other default thereunder, Lessee shall have the right at its sole option to pay such sum or cure such default on behalf of Lessor and any sums expended by Lessee to cure such default shall be paid by Lessor to Lessee upon demand and, if not so paid, Lessee shall have the right to deduct such sums from rentals due hereunder.


                                   HOLDOVER
                                   --------

     SECTION 2801. Lessee will, at termination of this Lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for each and every month or partial month during which Lessee shall withhold possession, a sum of money equal to one hundred fifty percent (150%) of the monthly rental (the Minimum Annual Rental and any further rent) in effect and payable just prior to the termination of this Lease; but the provisions hereof shall not be held as a waiver by Lessor of any right granted to Lessor in this Lease.


                             STATUTORY COMPLIANCE
                             --------------------

  SECTION 2901. Lessee acknowledges and warrants and represents to Lessor that the Lessee at all times during its occupancy of the demised premises shall be:

          a) in full compliance with any and all applicable state, federal and local laws, ordinances, rules, regulations and policies as more fully set forth in the Americans with Disabilities Act of 1990, 42 U.S.C. ss.12101 et seq.;

          b) the demised premises shall be in compliance with the public accommodation provisions of the Americans with Disabilities Act of 1990, and with any and all other applicable related federal, state and local laws, ordinances, rules, regulations and policies;

          c) the demised premises shall be in compliance with all federal, state and local laws, ordinances, rules, regulations and policies; and

          d) the Lessee shall take all actions necessary to ensure compliance therewith.


                                 ENVIRONMENTAL
                                 -------------

      SECTION 3001. As used in this Lease, the term "Hazardous Material" shall mean any flammable items, explosives, radioactive materials, oil, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Lessee shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the demised premises by Lessee, its agents, employees, contractors, sublessees or invitees without the prior written consent of Lessor. Lessor shall be entitled to take into account such other factors or facts as Lessor may reasonably determine to be relevant in detecting whether to grant or withhold consent to Lessee's proposed activity with respect to Hazardous Material. In no event, however, shall Lessor be required to consent to the installation or use of any storage tanks on the demised premises. If Lessee's transportation, storage, use or disposal of Hazardous Materials on the Premises results in the contamination of the soil or surface or ground water or loss or damage to person(s) or property, then Lessee agrees to: (a) notify Lessor immediately of any contamination, claim of contamination, loss or damage, (b) after consultation with the Lessor, clean up the contamination in full compliance with all applicable statutes, regulations and standards and (c) indemnity, defend and hold Lessor harmless from and against any claims, suits, causes of action, costs and fees, including attorney's fees and costs, arising from or connected with any such contamination, claim of contamination, loss or damage. Lessee agrees to fully cooperate with Lessor and provide such documents, affidavits and information as may be requested by Lessor (i) to comply with any environmental law, (ii) to comply with the request of any lender, purchaser or tenant, and/or (iii) for any other reason deemed necessary by Lessor in its sole discretion. Lessee shall notify Lessor promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Premises which is required to be reported to a governmental authority under any environmental law, will promptly forward to Lessor copies of any notices received by Lessee relating to alleged violations of any environmental law and will promptly pay when due any fine or assessment against Lessor, Lessee or the Premises relating to any violation of an environmental law during the term of this Lease. If a lien is filed against the Premises by any governmental authority resulting from the need to expend or the actual expending of monies arising from an act or omission, whether intentional or unintentional, of Lessee, its agents, employees or invitees, or for which Lessee is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the, State where the Premises is located, then Lessee shall, within thirty (30) days from the date that Lessee is first given notice that such lien has been placed against the lien) either (i) pay the claim and remove the lien, or (ii) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Lessor and is sufficient to effect a complete discharge of such lien on the Premises. The provisions of this
Section 502 shall survive the expiration or earlier termination of this Lease.


                               SECURITY DEPOSIT
                               ----------------

     SECTION 3101. Lessee has deposited with Lessor the sum of Ten Thousand Six Hundred and 00/100 ($10,600.00) Dollars as security for the full and faithful performance and observance by Lessee of all the covenants, terms, and conditions herein contained to be performed and observed by Lessee, and Lessor may use, apply, or retain the whole or any part of said security to the extent required for the payment of any rent or any sum as to which Lessee is in the default in respect to any of the covenants, terms, or conditions of this Lease. Said sum, without interest, or any balance thereof, shall be returned to Lessee after the time fixed as the expiration of the Lease provided that Lessee shall have fully performed all of said covenants, terms and conditions. It is agreed that said security is not an advance payment of, or on account of the rent herein reserved, or any part of settlement thereof, or a measure of Lessor's damages, and in no event, shall Lessee be entitled to a return or particular application of said sum or any part thereof, until the end of the term hereby granted. If, as a result of any default by Lessee, Lessor shall apply any part of said security deposit toward damages, prior to the expiration of this Lease, Lessee shall promptly pay the amount so applied to Lessor so that said security deposit amount shall remain constant. In the event of a sale of the demised premises, Lessor shall have the right to transfer the security to the Purchaser and Lessor shall thereupon be released from all liability for the return of such security.

          IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed effective the day and year first above-written.

                                       LESSOR:

                                       J.W.S. PARTNERSHIP


                                       By:  /s/ Susan Grandt
                                          ---------------------------
                                                Susan Grandt
                                                General Partner


                                       LESSEE:

                                       BATTERY NETWORK, INC.



                                       By:  /s/ Susan Grandt
                                          --------------------------
                                                Susan Grandt
                                                President

                                   EXHIBIT A
                                   ---------



     Legal description for property commonly known as 4071 Albany Street, McHenry, Illinois 60050:

                  LOT 31 IN TONYAN'S INDUSTRIAL PARK UNIT THREE, BEING A SUBDIVISION OF PART OF THE NORTHEAST QUARTER OF SECTION 10, AND PART OF THE WEST HALF OF THE NORTHWEST QUARTER OF
                  SECTION 11, ALL IN TOWNSHIP 44 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED MARCH 21, 1984 AS DOCUMENT NO. 877524, IN MCHENRY COUNTY, ILLINOIS.


     PERMANENT INDEX NUMBER: 14-10-277-007

                                   EXHIBIT B
                                  ----------

                                   GUARANTY

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to J.W.S. Partnership, an Illinois general partnership ("Lessor") to enter into the lease dated January 1, 1997 (the "Lease"), for the premises commonly known as 4071 Albany Road, McHenry, Illinois, 60050, with Battery Network, Inc., an Illinois corporation ("Lessee"), the undersigned hereby absolutely and unconditionally guarantees to Lessor, its successors and assigns, the prompt and full payment of all rent, including, without limitation, Minimum Annual Rental, additional rent, and all other payments to be made by Lessee under the Lease, and the full performance and observance by Lessee of all the other terms, covenants, conditions and agreements therein provided to be performed and observed by Lessee, for which the undersigned shall be jointly and severally liable with Lessee. The undersigned hereby waives any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand. The undersigned agrees that, in the event of a default by Lessee under the Lease, Lessor may proceed against the undersigned before, after or simultaneously with proceeding against Lessee. This Guaranty shall not be terminated, affected or impaired in any manner by reason of: (1) the assertion by Lessor against Lessee of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease; (2) the relief of Lessee from any of Lessee's obligations under the Lease by operation of law or otherwise; (3) the commencement of summary or other proceedings against Lessee; (4) the failure of Lessor to enforce any of its rights against Lessee; or (5) the granting by Lessor of any extensions of time to Lessee; and the undersigned hereby waives all defenses of suretyship. The undersigned further covenants and agrees that:
(1) the undersigned shall be bound by all the provisions, terms, conditions, restrictions and limitations contained in the Lease which are to be observed or performed by Lessee thereunder, the same as if the undersigned were named therein as Lessee; and (2) this Guaranty shall be absolute and unconditional and shall be in full force and effect notwithstanding any amendment, addition, assignment, sublease, transfer, renewal, extension or other modification of the Lease, whether or not the undersigned shall have knowledge or have been notified of or agreed or consented thereto. The failure of Lessor to insist in any one or more instances upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provisions, covenant or right but the same shall continue and remain in full force and effect. If Lessor at any time is compelled to take action, by legal proceedings or otherwise, to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights or remedies to which Lessor may be entitled hereunder or as a matter of law or in equity, pay to Lessor all costs, including reasonable attorneys' fees, incurred or expended by Lessor in connection therewith. In the event the Lease is disaffirmed by a Trustee in Bankruptcy for Lessee, the undersigned agrees that it shall, at the election of Lessor, either assume the Lease and perform all of the covenants, terms and conditions of Lessee thereunder or enter into a new lease, which said new lease shall be in form and substance identical to the Lease. All duties and obligations of the undersigned pursuant to this Guaranty shall be binding upon the successors and assigns of the undersigned. If the undersigned consists of more than one person, then each such person shall be jointly and severally liable for the obligations of he undersigned under this Guaranty.

For purposes of this Guaranty, the word "Lessee" shall also include the successors and permitted assigns of Lessee. All capitalized terms used in this Guaranty shall have the same meanings as are given to such terms in the Lease, unless otherwise specifically defined in this Guaranty. This Guaranty shall be governed and construed in accordance with the laws of the State of Illinois.

         IN WITNESS WHEREOF, this Guaranty is executed as of the FIRST day of JANUARY, 1997.

                                        BATTERIES, BATTERIES, INC.


                                        By: /s/ Warren H. Haber
                                           ----------------------------------
                                            CEO

                                        Address:

                                        -------------------------------------

                                        -------------------------------------






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